IVY FUNDS
Equity Funds

Ivy Global Natural Resources Fund

         Supplement Dated July 15, 2004 To Prospectus Dated January 28, 2004
(and supplemented June 8, 2004, May 24, 2004, April 30, 2004 and February 26, 2004)

The current Investment Advisory Agreement between Ivy Funds, on behalf of Ivy Global Natural Resources Fund, and Mackenzie Financial Corporation ("MFC") lapsed on February 28, 2003 due to an administrative error that was not discovered until late in 2003. Consequently, the Board of Trustees of Ivy Funds has considered actions to correct this error and has approved, and has recommended that shareholders of the Fund approve, a new investment management agreement with Waddell & Reed Ivy Investment Company ("WRIICO"), the investment adviser to the other funds in the Ivy Funds, and a new sub-advisory agreement with MFC at a meeting of shareholders expected to be held in September 2004. The Board of Trustees has also authorized, and recommended that shareholders of the Fund authorize, the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the new sub-advisory agreement. The Fund has not paid any fees to MFC under the terminated Investment Advisory Agreement for periods after March 31, 2003. A proxy statement relating to these proposals is expected to be mailed to shareholders of the Fund in August 2004.